Q1 2013 Earnings Teleconference

April 24, 2013

ATMI®

Safe Harbor Statement

Statements contained herein that relate to ATMI's future performance, including, without limitation, statements with respect to ATMI's anticipated results of operations or level of business for 2013 or any other future period, are forward-looking statements within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements are based on current expectations only and are subject to certain risks, uncertainties, and assumptions, including, but not limited to, changes in semiconductor and life sciences industry growth (including, without limitation, wafer starts) or ATMI's markets; competition, problems, or delays developing, commercializing, and delivering new products; customer-driven pricing pressure; potential loss of key customers; problems or delays in integrating acquired operations and businesses; uncertainty in the credit and financial markets; ability to protect ATMI's proprietary technology; and other factors described in ATMI's Form 10-K for the year ended December 31, 2012 and other subsequent filings with the Securities and Exchange Commission. Such risks and uncertainties may cause actual results to differ materially from those expressed in our forward-looking statements. ATMI undertakes no obligation to update any forward-looking statements.

ATMI®

Save The Date

ATMI Analyst Day

Thursday, November 21, 2013

New York, NY

For additional information contact:

Troy Dewar, CFA
Director, Investor Relations
203.207.9349
tdewar@atmi.com
http://investor.atmi.com

ATMI®

Q1 2013 Summary

- Revenues grew 7% Y/Y
  - Microelectronics improved 6% as implant growth offset lower copper materials
  - LifeSciences grew 24% on strong single-use equipment and consumable sales
- Net income more than doubled
  - Operating expense management offset lower gross margins
  - Tax benefit from retroactive provision of 2012 R&D tax credit
  - Employee separation costs associated with a realignment focusing on key microelectronics customers

ATMI®

2013 Strategic Priorities

- Grow the business
  - Microelectronics – advanced nodes at key semiconductor accounts
  - LifeSciences – biopharmaceutical industry adoption of single-use technology
  - eVOLV™ – first e-waste recycling licensee is building capacity
  - BrightBlack® – further develop carbon technology for new gas capture, storage, purification and delivery applications
- Improve profitability
  - Introduce differentiated, highly valued products
  - Drive cost reductions to improve financial performance
- Generate greater return on capital
  - Maximize returns on strategic investments
  - Capital allocation strategy to enhance shareholder value creation

ATMI®

ATMI

$M (except per share data)	Q1 2013	Q1 2012	%Δ	Q4 2012	%Δ
Revenue	**99.4**	92.6	7%	100.1	(1%)
Gross profit	**46.7**	44.2	6%	48.8	(4%)
Gross margin	***47%***	*48%*		*49%*	
Operating income	**10.3**	6.1	68%	15.5	(33%)
Operating margin	***10%***	*7%*		*16%*	
Net income	**8.4**	3.9	118%	12.6	(33%)
EPS	**$0.26**	$0.12		$0.39	

Q1 2013 Revenues by Segment



Microelectronics 89%
LifeSciences 11%

Q1 2013 Revenues by Geography



Asia 69%
North America 18%
Europe 13%

- Revenues grew Y/Y on stronger end-market demand; sequential decrease primarily due to Microelectronic market trends
- GM slipped due primarily to product mix in Microelectronics
- Operating expenses include $1.5M of employee separation costs
- Effective tax rate of 23.8% includes $1.1M benefit from 2012 retroactive provisions; FY 2012 ETR expected to be 30%

ATMI®

Microelectronics

$M	Q1 2013	Q1 2012	%Δ	Q4 2012	%Δ
Revenues	**88.1**	83.5	6%	89.1	(1%)
Gross margin	***48%***	*50%*		*50%*	
Operating income	**25.2**	21.0	20%	23.4	8%
Operating margin	***29%***	*25%*		*26%*	

Q1 2013 Revenues by Sector


Implant 30%
Cu Materials 49%
Liquid Packaging 15%
Other 6%

- Strong incremental SDS® contribution offset customer material efficiency gains
- Operating expense management offset lower gross margin to expand operating margins; return to normalized product mix should increase gross margins back above 50%
- Leading node development activity continues; revenues at advanced nodes grew 15% Y/Y; now comprise nearly 40% of segment revenues

ATMI®

LifeSciences

$M	Q1 2013	Q1 2012	%Δ	Q4 2012	%Δ
Revenues	**11.3**	9.1	24%	10.9	3%
Gross margin	***36%***	*32%*		*38%*	
Operating income	**(1.3)**	(2.1)	41%	1.3	NM
Operating margin	***(11%)***	*(23%)*		*12%*	

Q1 2013 Revenues by Sector



SUT Consumables 34%
SUT Equipment 16%
SUT IP 7%
Sterile Packaging 43%

- Record revenues on Y/Y increase in demand for single-use technology (SUT) equipment and consumables; growth in SUT is accelerating
- Future profitability should improve with benefit of increase volume and growing revenues from SUT Consumables
- Anticipate breakeven at approximately $15M of revenues, currently expected in Q4 2013

ATMI®

Other Financial Data

$M	Q1 2013	Q1 2012	Q4 2012
Cash and marketable securities	**151.1**	107.9	168.5
Cash from (used for) operating activities	**(6.2)**	8.7	39.8
Capital Expenditures	**8.5**	5.3	10.9
Depreciation & Amortization	**7.1**	6.6	7.4
Headcount	**828**	823	817

- Cash balance down due to timing of some payments and changes in working capital
- Repurchased $7.1M of shares in Q1 2013
- Capex expected to be $40-45M in 2013 as we complete our new facilities in Korea; approximately 70% of capex targeting growth initiatives
- Balance sheet provides flexibility in capital allocation options to enhance shareholder value

ATMI®

Outlook

- Microelectronics
  - Wafer starts trending up; full-year 2013 wafer starts up 3-5%
  - Margin improvement through volume and mix benefit
- LifeSciences
  - Confident in our long-term revenue CAGR of 20-30%
  - GM improving through volume benefit and mix shift to consumables; managing to quarterly profit at $15M of quarterly revenue
- Long-term growth outlook favorable
  - Growth in advanced nodes
  - Acceleration of demand in single-use technology
  - Work progressing on first eVOLV license agreement
  - BrightBlack development work on plan

ATMI®

Thank you for your interest.

For additional information contact:

Troy Dewar, CFA
Director, Investor Relations
203.207.9349
tdewar@atmi.com
http://investor.atmi.com

Appendix

ATMI – a technology company enabling Process Efficiency gains for our customers

Revenues ($M)


$367
$390
$407
$414
2010
2011
2012
Q1 2013 LTM

Operating Income ($M)*


$42
$47
$59
$63
2010
2011
2012
Q1 2013 LTM

*Excludes $84.6M charge for contract termination in Q4 2011

- Diverse Technology Portfolio
  - >1,000 patents granted since founding
  - Formulated and synthesized materials
  - High-integrity material delivery and processing systems
- Global development, manufacturing and support
- Strategic focus on enabling customer Process Efficiency gains

ATMI®

Microelectronics – enabling technology for semiconductor manufacturing


Revenues ($M)
$336
$351
$366
$370
2010
2011
2012
Q1 2013 LTM


Operating Income ($M)*
$94
$98
$109
$114
2010
2011
2012
Q1 2013 LTM

*Excludes $84.6M charge for contract termination in Q4 2011

- Innovative materials and material delivery systems for semiconductor and flat panel display
- Improving profitability through SDS Direct and new product introductions
- High Productivity Development (HPD) – collaboratively developing new materials with our customers
- Expanding Asian manufacturing presence
- Objective is to grow revenues more quickly than wafer starts

ATMI®

LifeSciences – single-use technology partner



Revenues ($M)
$31
$38
$42
$44
2010
2011
2012
Q1 2013 LTM
Sterile Packaging
SUT



Operating Income (Loss) ($M)
($4)
($6)
($4)
($3)
2010
2011
2012
Q1 2013 LTM

- Serving critical and cutting-edge life science applications
- Enables product development life cycle optimization
- Creates entirely new market segment
- Single-use technology (SUT) products growing faster than sterile packaging
- Nearing growth inflection point
  - Expected to grow ~20-30% CAGR over next several years
  - Managing to achieve quarterly profit at $15M of quarterly revenue
  - As mix of consumables grow, gross margins should approach corporate average
  - Positioned to benefit from R&D investment

ATMI®